PROSHARES TRUST

Supplement dated February 18, 2026

to each Summary Prospectus and Statutory Prospectus

(each as supplemented or amended)

* * * * *

The Board of Trustees (the “Board”) has approved the use of an affiliated money market ETF as the primary cash management vehicle for each Fund. The money market ETF invests in U.S. Treasury bills, notes or bonds with remaining maturities of 93 days or less. Currently, each Fund invests available cash in a variety of money market instruments, including U.S. Treasury bills, repurchase agreements, and interest-bearing accounts. Each Fund’s cash holdings are managed separately and primarily provide liquidity or serve as collateral in futures margin accounts and swap collateral accounts. ProShare Advisors LLC (the “Advisor”) believes pooling the cash investments for each Fund in a single centralized vehicle should help each Fund achieve greater operational efficiency, scale, and consistency. The Funds expect to continue to use other money market instruments as necessary and appropriate to meet their investment objectives but expect to use the affiliated money market ETF as their primary cash management vehicle.

As part of its advisory agreement with each Fund, the Advisor has agreed to assume all the management fees associated with investments in this affiliated money market ETF. The Advisor believes the Funds will complete the initial transition of the current money market investments to this affiliated money market ETF without paying brokerage fees. However, after the initial transition, the Funds may pay brokerage fees to unaffiliated brokers in connection with the purchase and sale of the affiliated money market ETF’s shares. The Advisor does not expect these brokerage fees to materially differ from the costs the Funds currently incur when transacting in U.S. Treasuries and other money market instruments.

Effective immediately, each Fund’s Principal Investment Strategies are revised to add the following to the section titled “Money Market Instruments”:

•Money Market ETF – An exchange-traded money market fund managed by the Advisor that holds U.S. Treasury bills, notes, or bonds.

Effective immediately, each Fund’s Principal Risk – Money Market Instruments Risk is deleted and replaced as follows:

•Money Market Instruments Risk – Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.

Effective immediately, the following is added to each Fund’s Additional Information Regarding Principal Risks:

•Risk of Investing in an Affiliated Money Market ETF – Investing in an affiliated investment company exposes the Fund to the same risks that affect the affiliated fund, including the risk that its investment strategy may not achieve intended results. The affiliated money market ETF does not seek to maintain a stable net asset value. The affiliated money market ETF invests in U.S. Treasury bills, notes or bonds with remaining maturities of 93 days or less and would be negatively impacted by adverse events in the U.S. Treasury markets. The affiliated money market ETF’s share price may also be adversely affected during periods of high redemption activity or illiquid markets. In addition, the actions of a few large investors in the affiliated money market ETF could significantly influence its share price.

For more information, please contact ProShares Trust at 1-866-776-5125.

Please retain this supplement for future reference.